                                                                  EXHIBIT 10.10

                   AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT


     This Amended and Restated Stock Restriction Agreement (the "Agreement") is made and entered into as of November 19, 1997, by and among Rubio's Restaurants, Inc., a Delaware corporation with its principal office at 5151 Shoreham Place, Suite 260, San Diego, California 92122 (the "Company"), the holders of shares of the Company's Common Stock and Series A Preferred Stock listed on SCHEDULE A hereto (the "Stockholders") and the holders of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (the "Investors").

                                       RECITALS

     A. The Company and the Stockholders are parties to that certain Stock Restriction Agreement dated February 1, 1995, as amended on March 28, 1996 (the "Prior Agreement"), pursuant to which certain restrictions were placed on the transferability of the Stockholders' shares of capital stock of the Company.

     B. Pursuant to that certain Series D Preferred Stock Purchase Agreement of even date herewith by and among the Company and certain of the Investors (the "Series D Agreement"), certain of the Investors are purchasing an aggregate of up to 1,389,943 shares of the Company's Series D Preferred Stock (the "Series D Financing").

     C. In order to induce the Series D Investors to purchase the Series D Preferred Stock, the Company and the Stockholders desire amend and restate the Prior Agreement by entering into this Agreement, the execution of which is a condition precedent to the closing of the Series D Financing.


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Series D Agreement, the parties mutually agree as follows:

1. RESTRICTIONS ON TRANSFER. Except as permitted by the terms of this Agreement, a Stockholder may not make any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation or alienation of any shares of Common Stock or Series A Preferred Stock of the Company, or any interest in such shares, now held by or hereafter acquired by such Stockholder ("Restricted Shares"), whether voluntarily or involuntarily or by operation of law (hereinafter collectively referred to as a "transfer").

2.   RIGHT OF FIRST REFUSAL.

     2.1  NOTICE TO THE COMPANY.

          (a) In the event any Stockholder (the "Transferring Stockholder") desires to transfer any Restricted Shares other than as specifically provided in
SECTION 4 below, he, she or it must deliver a notice in writing to the Company (the "Company Notice") stating such Stockholder's bona fide intention to transfer such Restricted Shares, the names of the prospective Transferee or Transferees (as defined in SECTION 6.3 below), the number of Restricted Shares proposed to be transferred, and the price per share at which such Restricted Shares are proposed to be transferred.

          (b) In the event the proposed transfer is partially or completely in exchange for assets other than cash, then such assets will be deemed to have a cash value in the amount determined by the Company's Board of Directors in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged and then divided by the number of Restricted Shares to be transferred, will be deemed the price per share set forth in the Company Notice. In the event of a gift, property settlement or other transfer in which the proposed Transferee is not paying the full price for the Restricted Shares, and that is not otherwise exempted from the terms of SECTIONS 2 and 3 hereof, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Company's Board of Directors.

     2.2 COMPANY OPTION. For twenty (20) days following receipt of a Company Notice, the Company will have an exclusive, irrevocable option to purchase any or all of the Restricted Shares proposed to be transferred at the price per share and upon the terms set forth in the Company Notice (the "Company Option").

     2.3 EXERCISE OF COMPANY OPTION. In the event the Company elects to acquire any or all of the Restricted Shares proposed to be transferred, prior to the expiration of the Company Option, the Company shall deliver a notice in writing to the Transferring Stockholder (the "Company Settlement Notice") stating its election to acquire the subject Restricted Shares.

     2.4 COMPANY SETTLEMENT. Within ten (10) days of receipt of the Company Settlement Notice, the Transferring Stockholder must deliver to the Company all certificates for the Restricted Shares being acquired by the Company which are not already in the Company's custody, together with proper assignments in blank of the Restricted Shares with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to the Transferring Stockholder full cash payment for the Restricted Shares being acquired, provided that if the terms of payment set forth in the Company Notice were other than cash against delivery, the Company shall pay for said Restricted Shares on the same terms and conditions set forth in such Company Notice.

     2.5 OPTION TO THE INVESTORS. For purposes of Section 2 only, "Investors" and

"Investor" shall mean only those Investors (or groups of Investors which are Affiliates) holding more than 100,000 shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, in the aggregate. In the event the Company elects not to acquire all of the Restricted Shares proposed to be transferred, prior to the expiration of the Company Option, it shall notify the Transferring Stockholder in writing of such election and shall promptly deliver a notice in writing to each Investor (the "Investor Notice") stating such election to not acquire all the subject Restricted Shares and reciting the Transferring Stockholder's bona fide intention to transfer such Restricted Shares, the names of the prospective Transferee or Transferees, the number of Restricted Shares proposed to be transferred, and the numbers of Restricted Shares the Company has elected not to purchase, and the price per share at which such Restricted Shares are proposed to be transferred. In the event the Company does not provide notice to the Transferring Stockholder within the period of the Company Option, the Transferring Stockholder shall provide the Investor Notice to each Investor and to the Company. For twenty (20) days following receipt of the Investor Notice, each Investor shall have the option to purchase not more than its pro rata share (as defined in SECTION 2.6 below) of the Restricted Shares proposed to be transferred to the Transferees at the price per share and upon the terms set forth in the Investor Notice (the "Investor Option"). The Company shall promptly, in writing inform each Investor which purchases all the Restricted Shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Restricted Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion at the number of shares of Common Stock issued and held, or issuable upon conversion of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed Shares.

     2.6 DETERMINATION OF PRO RATA SHARE. For purposes of this Section 2, each Investor's "pro rata share" is a ratio of (i) the total number of shares of Common Stock and Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company held by such Investor as of the date of the Investor Notice (on an as-if-converted to Common Stock basis) to (ii) the total aggregate shares of Common Stock and Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (on an as-if-converted to Common Stock basis) of the Company held by all Investors who deliver an Investor Notice as of such date.

     2.7 ASSIGNMENT OF INVESTOR OPTION. Each Investor may assign his, her or its rights under this SECTION 2 to another Investor or to any Stockholder who acquires an Investor's shares or to any general partner or limited partner of an Investor who will after the assignment (together with any of its Affiliates) hold at least 100,000 shares of stock of the

Company; PROVIDED, HOWEVER, that if payment is to be made in any manner other than all cash against delivery of the Restricted Shares being sold, such assignee must be reasonably creditworthy.

     2.8 EXERCISE OF INVESTOR OPTION. In the event an Investor and/or its assignee elects to acquire a portion of the Restricted Shares proposed to be transferred, prior to the expiration of the Investor Option, such Investor and/or assignee shall deliver a written notice of exercise ("First Refusal Exercise Notice") to the Company. The Investor and/or assignee shall specify in the First Refusal Exercise Notice the number of shares such Investor and/or assignee thereby irrevocably elects to purchase from the Transferring Stockholder. In the event the number of shares so elected to be purchased by Investors exceeds, in the aggregate, the number of Restricted Shares proposed to be transferred pursuant to the Investor Notice and not subscribed to by the Company, such shares shall be allocated among the electing Investors according to each electing Investor's pro rata share (as defined in SECTION 2.6 above). Settlement for said shares shall be made as provided in SECTION 2.9 below.

     2.9 INVESTOR SETTLEMENT. Promptly upon expiration of the Investor Option, the Company shall deliver a notice in writing to the Transferring Stockholder and each Investor and/or assignee who elected to acquire a portion of the Restricted Shares subject to the Investor Option (the "Investor Settlement Notice") setting forth the number of Restricted Shares to be sold to each Investor and/or assignee and the price thereof. Within ten (10) days of receipt of the Investor Settlement Notice, the Transferring Stockholder must deliver to the Company any certificates for the Restricted Shares being acquired by the Investors and/or assignees which are not already in the Company's custody, together with proper assignments in blank of the Restricted Shares with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective. Within ten (10) days of receipt of the Investor Settlement Notice, each Investor and/or assignee acquiring a portion of the Restricted Shares must deliver to the Company (a) full cash payment for the portion of the subject Restricted Shares being so acquired, provided that if the terms of payment set forth in the Investor Notice were other than cash against delivery, the Investors electing to acquire a portion of the subject Restricted Shares and/or their assignees shall pay for said shares on the same terms and conditions set forth in such Investor Notice; and, if applicable, (b) evidence satisfactory to the Company that such assignee has become a party to this Agreement. The Company shall thereafter promptly remit full payment for the Restricted Shares acquired hereby to the Transferring Stockholder and deliver the new or assigned certificates to the Investors and/or assignees, as appropriate.

3.   RIGHT OF CO-SALE.

     3.1 CO-SALE NOTICE. In the event that less than all of the Restricted Shares proposed to be transferred by a Transferring Stockholder are acquired by the Company or the Investors pursuant to SECTION 2 above, the Company shall deliver, promptly upon expiration of the Investor Option, a notice in writing to each Investor (the "Co-Sale Notice") reiterating the names of the prospective Transferee or Transferees, the number of Restricted Shares proposed to be transferred and not acquired pursuant to the Company Option or the Investor Option, and the price per share at which such Restricted Shares are proposed to be transferred.

     3.2 RIGHT OF CO-SALE. Each Investor shall have the right to sell to the Transferee (or, upon the unwillingness of any Transferee to purchase directly from such Investor, to the Transferring Stockholder) not more than its pro rata share (as defined in SECTION 3.3 below) of the Restricted Shares subject to the Co-Sale Notice on the terms set forth in the Co-Sale Notice. If the consideration to be paid by the Transferee is of a nature that cannot be given to Investors, then each Investor shall have the right to sell its pro rata share of the Restricted Shares subject to the Co-Sale Notice to the Transferring Stockholder at the fair market value per share of such consideration.

     3.3 DETERMINATION OF PRO RATA SHARE. For purposes of this Section 3, each Investor's "pro rata share" is a ratio of (i) the total number of shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company held by an Investor as of the date of the Co-Sale Notice (on an as-if-converted to Common Stock basis) to (ii) the total aggregate shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company held by all Investors electing to sell to the Transferee or Transferees (on an as-if-converted to Common Stock basis).

     3.4 EXERCISE OF RIGHT OF CO-SALE. In order to exercise the right of co-sale, an Investor shall deliver a notice of exercise (the "Co-Sale Exercise Notice") to the Transferring Stockholder, with a simultaneous copy to the Company, within fifteen (15) days after receipt of the Co-Sale Notice. The Investor shall specify in the Co-Sale Exercise Notice the number of shares, up to its pro rata share (as defined in SECTION 3.3 above), such Investor desires to sell.

     3.5  CONSUMMATION OF CO-SALE.

          (a) Each Investor exercising its right of co-sale hereunder shall effect its participation in the sale by promptly delivering to the Transferring Stockholder for transfer to the prospective Transferee one or more certificates, properly endorsed for transfer, which represent:

               (i) the type and number of shares of capital stock which such Investor elects to sell; or

               (ii) that number of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; PROVIDED, HOWEVER, that if the prospective Transferee objects to the delivery of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock in lieu of Common Stock or Series A Preferred Stock, such Investor shall convert such Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock into Common Stock and deliver Common Stock. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the Transferee.

          (b) The stock certificate or certificates that the Investor delivers to the Transferring Stockholder pursuant to SECTION 3.5(a) shall be transferred to the prospective Transferee in consummation of the sale of the subject Restricted Shares pursuant to the terms and conditions specified in the Co-Sale Notice, and the Transferring Stockholder shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective Transferee prohibits the assignment of any certificates or refuses to purchase shares from an Investor exercising its right of co-sale hereunder, the Transferring Stockholder shall not sell such prospective Transferee any shares of Common Stock unless and until, simultaneously with such sale, the Transferring Stockholder shall purchase such shares of Common Stock from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Co-Sale Notice.

     3.6 TRANSFER OF RESTRICTED SHARES UPON FAILURE TO EXERCISE RIGHT OF CO-SALE. If none of the Investors elect to participate in the sale of the Restricted Shares subject to the Co-Sale Notice, the Transferring Stockholder may, not later than sixty (60) days following the Investors' receipt of the Co-Sale Notice, conclude a transfer of not less than all of the Restricted Shares covered by the Notice on terms and conditions not more favorable to the Transferring Stockholder than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any Restricted Shares by the Transferring Stockholder, shall again be subject to, and require compliance with, the provisions of SECTIONS 2 and 3 hereof.

4.   EXCEPTIONS TO RESTRICTIONS ON TRANSFER.

     4.1 Notwithstanding the restrictions on transfer set forth in SECTION 1, or the rights of first refusal and co-sale rights set forth in SECTIONS 2 and 3 of this Agreement, any "Rubio Stockholder" may transfer, by sale, gift or otherwise, all or any part of their Restricted Shares, to any other Rubio Stockholder. For this purpose, a Rubio Stockholder shall mean and include (i) Rafael Rubio, Ralph Rubio, Robert Rubio, Gloria Rubio Garcia, Richard Rubio or Roman Rubio, individually or as a trustee, (the "Rubios"), (ii) any lineal descendant of a Rubio, and (iii) any trust or other entity in which substantially all of the beneficial ownership interests are held, directly or indirectly through one or more intermediaries, by any one or more Rubios or lineal descendant of a Rubio.

     4.2 Notwithstanding the Investors' rights of first refusal and co-sale set forth in SECTION 2 and 3 of this Agreement, any Stockholder other than a Rubio Stockholder may transfer all or part of the Restricted Shares owned by such
Stockholder:

          (a) in the case of individuals, (i) to members of his or her Immediate Family, if by gift, where "Immediate Family" means any parent, spouse, child, grandchild, brother or sister of the Stockholder, or any trust for the sole benefit of any or all of such persons, and (ii) to his or her heirs, executors or other fiduciaries pursuant to a last will and testament of the Stockholder or pursuant to the terms of any trust which take effect upon death of the Stockholder; and

          (b) in the case of any other stockholder, (i) to its Affiliates, where "Affiliates" means any other person or entity that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with such Stockholder, and (ii) to its successors in interest.

     4.3 Any transfer of Restricted Shares made pursuant to the provisions of this SECTION 4 shall be subject to the following:

          (a) This Agreement shall be binding upon each Transferee of such Restricted Shares;

          (b) Prior to the completion of such transfer, each such Transferee or such Transferee's legal representative shall have executed documents in form and substance satisfactory to the Company, evidenced by the Company's written acknowledgement of such satisfaction, assuming the obligations of a Stockholder under this Agreement with respect to the transferred Restricted Shares; and

          (c) Such transferred Restricted Shares shall remain subject to the provisions of this Agreement, and references to "Stockholders" hereunder shall be deemed thereafter to apply to and include the Transferee or Transferees of any such Restricted Shares.

5. TERMINATION OF RESTRICTIONS ON TRANSFERS. Notwithstanding anything in this Agreement to the contrary, the right of first refusal and right of co-sale set forth in SECTIONS 2 and 3 hereof shall not apply to and shall terminate upon the closing date of the sale and purchase of shares of Common Stock pursuant to an effective registration statement of the Company filed under the Securities Act with respect to an underwritten public offering of its Common Stock in which the Company and any selling stockholders receive not less than $15,000,000 aggregate net proceeds.

6.   LEGENDS; STOP-TRANSFER INSTRUCTIONS.

     6.1 LEGENDS. All certificates representing Restricted Shares subject to this Agreement will bear the following legend:

     "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT, AS THE SAME MAY BE AMENDED, AMONG THE PARTIES NAMED THEREIN, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE ISSUER OF SUCH SHARES."

     In addition, such certificates will bear legends required under any other applicable agreement or securities law.

     6.2 STOP-TRANSFER INSTRUCTIONS. The Company may impose stop-transfer instructions with respect to the Restricted Shares or other securities subject to the foregoing restrictions and will make a notation regarding the restrictions on transfer of the Restricted Shares in its stock books. The Restricted Shares will be transferred on the books of the Company only if transferred in compliance with this Agreement and applicable securities laws. Each Stockholder agrees to use his, her or its best efforts to cause the officers of the Company to refuse to record on the Company's books any transfer made or attempted to be made except in accordance with this Agreement and to cause such officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired Restricted Shares, except strictly in accordance with this Agreement.

     6.3 TRANSFEREES. Without limiting the restrictions on transfer set forth herein, each transferee (including, without limitation, any vendee, transferee, successor, assignee, donee, pledgee or hypothecate) who acquires an interest in any shares of Common Stock or Series A Preferred Stock (the "Transferee") will be subject to all the transfer restrictions and other obligations with respect to such shares imposed by this Agreement as if he, she or it were a Stockholder and will, for purposes of this Agreement, be deemed to be a Stockholder. The conditions and stipulations contained in this Agreement constitute a covenant running with the Restricted Shares, and any actual or attempted transfer in violation of this Agreement is null and void and of no legal effect.

7.   MISCELLANEOUS.

     7.1 CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the rights granted to the Company and the Investors under this Agreement shall be subject to and conditioned upon, and the parties shall use their best efforts to assist the Company and Investors in, compliance with applicable laws.

     7.2 CORPORATE LAW COMPLIANCE. The right of the Company to repurchase any of the Restricted Shares is subject to the restrictions governing the rights of a corporation to purchase its own shares contained in any applicable state laws and such other pertinent governmental restrictions as may from time to time be effective.

     7.3 GOVERNING LAW; JURISDICTION AND VENUE. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California, excluding its choice of law provisions. Any suit arising hereunder will be brought in the United States District Court for the Southern District of California or the Superior Court of California for the County of San Diego, and the parties hereby irrevocably consent to the exclusive jurisdiction and venue thereof, as well as to service of process within or without the State of California by certified mail requiring a signed receipt.

     7.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (collectively, "Successors").

     7.5 POWER OF ATTORNEY. Each Stockholder and Investor, by executing this Agreement, irrevocably appoints each of the officers of the Company his, her or its true and lawful attorney-in-fact to execute any amendments hereto for the sole purpose of adding or deleting Stockholders or Investors.

     7.6 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof.

     7.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent to the address/fax number indicated for such party on the signature page hereof (provided that any party may at any time change its address/fax number for notice by ten (10) days' advance written notice to the other parties), and shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) the time of successful facsimile transmission to the party to be notified, (iii) sending by reputable overnight delivery service or (iv) three
(3) days after deposit with the United States Post Office, by registered or certified mail.

     7.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Stockholders and Investors, all of which together shall constitute one instrument. This Agreement shall be enforceable by and against only the parties actually executing such counterparts (and their Successors).

     7.10 SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.11 AMENDMENTS. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company, by the holders of eighty percent (80%) of the Common Stock issuable or issued upon conversion of the Preferred Stock held by the Investors as of the date of such amendment or waiver, and, to the extent that the rights of the Stockholder are specifically affected by such amendment or waiver, by the holders of a majority-in-interest of the Stockholders. Each Investor and each Stockholder acknowledges that by the operation of this
SECTION 7.11 eighty percent (80%) of the Investors or a majority-in-interest of the Stockholders, as the case may be, may have the right and power to diminish or eliminate all rights of such Investor or Stockholder under this Agreement.

     7.12 COMPANY REPRESENTATION. The Company and the Stockholders represent to the Investors that the Shareholders Agreement dated January 31, 1995 does not conflict with or reduce any rights or privileges of the Investors or Stockholders under this Agreement or the Amended and Restated Investors' Rights Agreement dated the same date as this Agreement, except, with respect to the Stockholders, as set forth in Section 4.1 of this Agreement.



                  [Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:                  RUBIO'S RESTAURANTS, INC.


                              By: /s/ Ralph Rubio
                                 ---------------------------------
                                 Ralph Rubio
                                 President


                    Address:  5151 Shoreham Place, Suite 260
                              San Diego, CA  92122
                              Fax No.: (619) 452-0181

STOCKHOLDERS:                 RALPH RUBIO AND DIONE RUBIO AS
                              TRUSTEES OF THE RALPH RUBIO AND
                              DIONE RUBIO FAMILY TRUST


                              By: /s/ Ralph Rubio
                                 ---------------------------------
                                 Ralph Rubio, Trustee

                                  /s/ Dione Rubio
                                 ---------------------------------
                                 Dione Rubio, Trustee


                    Address:  1115 Los Caballitos
                              Del Mar, CA  92014
                              Fax No.:
                                       ---------------------------

                              RAFAEL R. RUBIO AND GLORIA G. RUBIO,
                              Co-Trustees of the Rafael R. Rubio
                              and Gloria G. Rubio Family Trust

                              By: /s/ Rafael Rubio
                                 ---------------------------------
                                 Rafael R. Rubio


                                  /s/ Gloria Rubio
                                 ---------------------------------
                                 Gloria G. Rubio

                    Address:  5134 Pendleton St.
                              San Diego, CA  92109
                              Fax No.:
                                      ----------------------------

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              ROBERT L. GARCIA AND GLORIA R. GARCIA,
                              AS TRUSTEES OF THE ROBERT AND
                              GLORIA GARCIA TRUST

                              By: /s/ Robet Garcia
                                 ---------------------------------
                                 Robert L. Garcia, Trustee

                                  /s/ Gloria Garcia
                                 ---------------------------------
                                 Gloria R. Garcia, Trustee

                    Address:  2724 Penrose Street
                              San Diego, CA  92110
                              Fax No.: (619) 275-2053


                              RICHARD M. RUBIO AND VICTORIA E. RUBIO
                              AS TRUSTEES OR SUCCESSORS OF THE RICHARD
                              AND VICTORIA RUBIO TRUST


                              By: /s/ Richard Rubio
                                 ---------------------------------
                                 Richard M. Rubio, Trustee


                                  /s/ Victoria Rubio
                                 ---------------------------------
                                 Victoria E. Rubio, Trustee

                    Address:  2107 Blackmore Court
                              San Diego, CA  92109
                              Fax No.:
                                      ----------------------------

                              ROBERT RUBIO AS TRUSTEE OF THE
                              ROBERT RUBIO TRUST


                              By: /s/ Robert Rubio, Trustee
                                 ---------------------------------
                                 Robert Rubio, Trustee


                    Address:  1724 Folus
                              Encinitas, CA  92024
                              Fax No.:
                                      ----------------------------

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              GLORIA GARCIA AS TRUSTEE OF THE TRUST
                              FBO ROMAN RUBIO


                              By: /s/ Gloria Garcia
                                 ---------------------------------
                                  Gloria Garcia, Trustee

                    Address:  2724 Penrose Street
                              San Diego, CA  92110
                              Fax No.: (619) 275-2053

THE INVESTORS:                ROSEWOOD CAPITAL, L.P.

                              By:  Rosewood Associates L.P.,
                                   its general partner

                              By:  /s/ Kyle Anderson
                                 ---------------------------------
                                   Kyle A. Anderson, Principal

                    Address:  One Maritime Plaza,
                              Suite 1330
                              San Francisco, CA  94111
                              Fax No.: (415) 362-1192

                              DOOLING FAMILY TRUST DATED
                              DECEMBER 8, 1988


                              By:
                                 ---------------------------------
                                                    , Trustee
                                 ------------------

                    Address:  427 South Marengo Avenue #3
                              Pasadena, CA 91101
                              Fax No.:
                                      ----------------------------

                              BROPHAR INVESTOR PARTNERS

                              By: /s/ Craig Andrews
                                 ---------------------------------
                                 General Partner

                    Address:  c/o Craig Andrews,
                              Brobeck, Phleger & Harrison LLP
                              550 West "C" Street, Suite 1200
                              San Diego, CA 92101
                              Fax No.: (619) 234-3848

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              EVEREN SECURITIES, CUSTODIAN FOR
                              KEVIN L. SHIBUYA IRA


                              By: /s/ Kevin Shibuya
                                 ---------------------------------

                    Address:  9255 Towne Centre Drive, Suite 800
                              San Diego, CA  92121
                              Fax No.:
                                       ---------------------------


                              /s/ R. Alex Kaseberg
                              ------------------------------------
                              R. ALEX KASEBERG


                    Address:  12801 Corbett Court
                              San Diego, CA 92130
                              Fax No.:
                                      ----------------------------

                              /s/ Tod Thoele
                              ------------------------------------
                              TOD THOELE


                    Address:  63 San Bernardino Avenue
                              Ventura, CA 93004
                              Fax No.:
                                      ----------------------------

                              T. LARRY AND MARGARET EDDINGTON


                              /s/ T. Larry Eddington
                              ------------------------------------
                              T. Larry Eddington


                              /s/ Margaret Eddington
                              ------------------------------------
                              Margaret Eddington


                    Address:  3330 Dove Hollow Road
                              Olivenhain, CA 92024
                              Fax No.: 759-0483

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              /s/ George Adams
                              ------------------------------------
                              GEORGE H. ADAMS, JR.


                    Address:  6045 Beaumont Avenue
                              La Jolla, CA 92037
                              Fax No.: (619) 456-5369


                              /s/ John Brice
                              ------------------------------------
                              JOHN BRICE


                    Address:  1331 Park Road
                              La Jolla, CA 92037
                              Fax No.:  619/ 454-7092

                              PRUDENTIAL SECURITIES, CUSTODIAN FOR
                              FRANK O. HOLLOWAY IRA


                              By:
                                 ---------------------------------


                    Address:  9255 Towne Centre Drive, Suite 800
                              San Diego, CA 92121
                              Fax No.:
                                      ----------------------------

                              UMB BANK, N.A., TRUSTEE OF THE
                              BROBECK, PHLEGER & HARRISON
                              RETIREMENT PLAN F/B/O WILLIAM F.
                              SULLIVAN


                              By:
                                 ---------------------------------
                                   Vice President


                    Address:  1010 Grand Avenue
                              P. O. Box 419692
                              Kansas City, MO 64141-0692
                              Fax No.:
                                      ----------------------------

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              UMB BANK, N.A., TRUSTEE OF THE
                              BROBECK, PHLEGER & HARRISON
                              RETIREMENT PLAN F/B/O JAY DE GROOT


                              By:
                                 ---------------------------------
                                 Vice President


                    Address:  1010 Grand Avenue
                              P. O. Box 419692
                              Kansas City, MO 64141-0692
                              Fax No.:
                                       ---------------------------


                              -------------------------------------
                              Frank O. Holloway


                    Address:  81 South Peak Drive
                              Laguna Niguel, CA  92077
                              Fax No.:
                                      ----------------------------

                              /s/ James Stryker
                              ------------------------------------
                              James Stryker

                    Address:  c/o Rubio's Restaurants, Inc.
                              5151 Shoreham Place, Suite 260
                              San Diego, CA  92122
                              Fax No.:  (619) 452-0181


                              /s/ Kim Lopdrup
                              -------------------------------------
                              Kim Lopdrup

                    Address:  One Tamarack Way
                              Sharon, MA 02067
                              Fax No.:  (650) 948-2383


              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              /s/ Kevin Shibuya
                              -------------------------------------
                              Kevin Shibuya

                    Address:  c/o EVEREN Securities
                              2141 Palomar Airport Road, Suite 100
                              Carlsbad, CA  92009
                              Fax No.:
                                       ---------------------------


                              -------------------------------------
                              J. Richard Fredericks

                    Address:  2395 Vallejo Street
                              San Francisco, CA  94123
                              Fax No.:
                                       ---------------------------


                              /s/ Bruce Frazer
                              -------------------------------------
                              Bruce Frazer

                    Address:  c/o Rubio's Restaurants, Inc.
                              5151 Shoreham Place, Suite 260
                              San Diego, CA  92122
                              (619) 452-0181

                              FARALLON CAPITAL PARTNERS, L.P.

                              By:  Farallon Partners, L.L.C.,
                                   its General Partner


                              By:  /s/ Jason Fish
                                   --------------------------------
                                   Managing Member

                    Address:  One Maritime Plaza
                              Suite 1325
                              San Francisco, CA  94111
                              Fax No: (415) 421-2133
                              Attention:  Jason Fish and Mark Wehrly

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              FARALLON CAPITAL INSTITUTIONAL
                              PARTNERS, L.P.


                              By:  Farallon Partners, L.L.C.,
                                   its General Partner

                              By:  /s/ Jason Fish
                                   --------------------------------
                                   Managing Member

                    Address:  One Maritime Plaza
                              Suite 1325
                              San Francisco, CA  94111
                              Fax No: (415) 421-2133
                              Attention:  Jason Fish and Mark Wehrly


                              FARRALON CAPITAL INSTITUTIONAL
                              PARTNERS II, L.P.


                              By:  Farallon Partners, L.L.C.,
                                   its General Partner


                              By:  /s/ Jason Fish
                                   --------------------------------
                                   Managing Member

                    Address:  One Maritime Plaza
                              Suite 1325
                              San Francisco, CA  94111
                              Fax No: (415) 421-2133
                              Attention:  Jason Fish and Mark Wehrly

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              FARALLON CAPITAL INSTITUTIONAL
                              PARTNERS III, L.P.

                              By:  Farallon Partners, L.L.C.,
                                   its General Partner


                              By:  /s/ Jason Fish
                                   --------------------------------
                                   Managing Member

                    Address:  One Maritime Plaza
                              Suite 1325
                              San Francisco, CA  94111
                              Fax No: (415) 421-2133
                              Attention:  Jason Fish and Mark Wehrly


                              RR CAPITAL PARTNERS, L.P.

                              By:  Farallon Partners, L.L.C.,
                                   its General Partner


                         By:  /s/ Jason Fish
                              -------------------------------------
                              Managing Member

                    Address:  One Maritime Plaza
                              Suite 1325
                              San Francisco, CA  94111
                              Fax No: (415) 421-2133
                              Attention:  Jason Fish and Mark Wehrly


                              W.A. & H. INVESTMENT, L.L.C.

                              By:  /s/ illegible
                                   --------------------------------
                              Title:
                                   --------------------------------

                    Address:  Wessels, Arnold & Henderson, L.L.C.
                              c/o Kim-Hue Phan
                              601 Second Avenue South
                              Minneapolis, MN 55402-4314
                              Fax No:
                                     ------------------------------

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              /s/ Arthur Yelsey
                              -------------------------------------
                              Arthur R. Yelsey

                    Address:  1550 Bayside Drive
                              Corona Del Mar, CA 92625
                              Fax No: 714-721-0555


                              BRUCE AND JOANNE FRAZER


                              /s/ Bruce Frazer
                              -------------------------------------
                              Bruce Frazer


                              /s/ Joanne Frazer
                              -------------------------------------
                              Joanne Frazer

                    Address:  5151 Shoreham Place, Suite 260
                              San Diego, CA 92122
                              Fax No:
                                       ---------------------------


                              JOHN AND ELLEN BRICE


                              /s/ John Brice
                              -------------------------------------
                              John Brice


                              /s/ Ellen Brice
                              -------------------------------------
                              Ellen Brice

                    Address:  1331 Park Road
                              La Jolla, CA 92037
                              Fax No: 619/454-7092

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              H.A. LAVEZZI CO., INC. PROFIT SHARING
                              TRUST FOR THE BENEFIT OF JOHN
                              RICHARD CUCHNA & JOHN RANDALL
                              CUCHNA


                              By:  /s/ illegible
                                   --------------------------------
                                   Trustee

                    Address:
                              2515 Industry Street
                              Oceanside, CA 92054
                              Fax No: 760 757-0323


                              BRIAN AND ANN ROBERTS


                              /s/ Brian Roberts
                              -------------------------------------
                              Brian Roberts


                              /s/ Ann Roberts
                              -------------------------------------
                              Ann Roberts

                    Address:  16 Leroy Street
                              San Francisco, CA 94109
                              Fax No: 415-292-9892


                              /s/ Frank Holloway
                              -------------------------------------
                              Frank O. Holloway

                    Address:  81 South Peak Drive
                              Laguna Niguel, CA 92677
                              Fax No: 714-595-5901


              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              RICHARD AND MARTHA PARKER


                              /s/ Richard Parker
                              -------------------------------------
                              Richard Parker


                              /s/ Martha Parker
                              -------------------------------------
                              Martha Parker

                    Address:  430 Silvergate
                              San Diego, CA 92106
                              Fax No: 582-1497


                              BROBECK, PHLEGER & HARRISON LLP


                              By:  /s/ Craig Andrews
                                   --------------------------------
                              Title:    Partner
                                    -------------------------------

                    Address:  Two Embarcadero Place
                              2200 Geng Road
                              Palo Alto, CA 94303
                              Fax No: (650) 496-2885


                              /s/ Lic Eugenio Clariond
                              -------------------------------------
                              Lic. Eugenio Clariond R.R.

                    Address:  Batallon De San Patricio No. 111
                              Torre Comercial America Piso 26
                              Fracc. Valle Oriente
                              Garza Garcia, N.L. CP66269 Mexico
                              Fax No:
                                     ------------------------------

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              DANIEL K. AND KUMIKO
                              SHIBUYA JTWROS


                              /s/ Daniel Shibuya
                              -------------------------------------
                              Daniel K. Shibuya


                              /s/ Kumiko Shibuya
                              -------------------------------------
                              Kumiko Shibuya

                    Address:  8451 Cranford Avenue
                              Sun Valley, CA 91352
                              Fax No: (818) 982-2423


                              EVEREN CLEARING CORP. CUST. FBO:
                              GAIL L. ROSS IRA

                              By:  /s/ Gail Ross
                                 ----------------------------------
                              Title:
                                   --------------------------------

                    Address:  2141 Palomar Airport Road
                              Carlsbad, CA 92009
                              Fax No: (760) 804-0399


                              /s/ Ronald Sellers
                              -------------------------------------
                              Ronald B. Sellers

                    Address:  11381 Eastview Pt.
                              San Diego, CA 92131
                              Fax No: 619-546-9501


                              EVEREN CLEARING CORP. CUST. FBO:
                              RONALD B. SELLERS IRA

                              By:  /s/ Ronald Sellers
                                 ----------------------------------
                              Title:
                                    -------------------------------

                    Address:  2141 Palomar Airport Road
                              Carlsbad, CA 92009
                              Fax No: (760) 804-0399

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              EVEREN CLEARING CORP. CUST. FBO:
                              SHAWN O. ROWE IRA

                              By:  /s/ Shawn Rowe
                                 ----------------------------------
                              Title:
                                    -------------------------------

                    Address:  2141 Palomar Airport Road
                              Carlsbad, CA 92009
                              Fax No: (760) 804-0399


                              EVEREN CLEARING CORP. CUST. FBO:
                              SHARON ROWE IRA

                              By:  /s/ Sharon Rowe
                                 ----------------------------------
                              Title:
                                    -------------------------------

                    Address:  2141 Palomar Airport Road
                              Carlsbad, CA 92009
                              Fax No: (760) 804-0399


                              SHAWN O. ROWE & SHARON ROWE JTWROS


                              /s/ Shawn Rowe
                              -------------------------------------
                              Shawn O. Rowe


                              /s/ Sharon Rowe
                              -------------------------------------
                              Sharon Rowe

                    Address:  823 Pocahontas Court
                              Paso Robles, CA 93446
                              Fax No: 805 237-3458



                              /s/ Mike Blackman
                              -------------------------------------
                              Mike Blackman

                    Address:  Nations Bank Montgomery Securities
                              9 West 57th Street, 47th Floor
                              New York, NY 10019
                              Fax No:  212-583-8420

              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                              /s/ J. Richard Fredericks
                              -------------------------------------
                              J. Richard Fredericks

                    Address:  Nations Bank Montgomery Securities
                              600 Montgomery Street
                              San Francisco, CA 94111
                              Fax No: 627-2230



                              /s/ Murray Huneke
                              -------------------------------------
                              Murray Huneke, Trustee for Hueneke
                              Family Trust

                    Address:  Nations Bank Montgomery Securities
                              600 Montgomery Street
                              San Francisco, CA 94111
                              Fax No: 415 913 5513






              [COUNTERPART SIGNATURE PAGE TO AMENDED AND
                RESTATED STOCK RESTRICTION AGREEMENT]

                                      SCHEDULE A

                               Schedule of Stockholders

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Ralph Rubio and Dione Rubio as
 Trustees of the Ralph Rubio
 and Dione Rubio Family Trust
-------------------------------------------------------------------------------
 Rafael R. Rubio and Gloria G.
 Rubio, Co-Trustees of the
 Rafael R. Rubio and Gloria G.
 Rubio Family Trust
-------------------------------------------------------------------------------
 Robert L. Garcia and Gloria R.
 Garcia, as Trustees of the
 Robert and Gloria Garcia Trust
-------------------------------------------------------------------------------
 Richard M. Rubio and Victoria
 E. Rubio as Trustees or
 Successors of the Richard and
 Victoria Rubio Trust
-------------------------------------------------------------------------------
 Robert Rubio as Trustee of the
 Robert Rubio Trust
-------------------------------------------------------------------------------
 Gloria Garcia, as Trustee of
 the Trust FBO Roman Rubio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------